Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Transocean Ltd.:

(1)	Registration Statement (Form S-4 No. 333-46374-99) as amended by Post-Effective Amendments on Form S-8 and Form S-3,
(2)	Registration Statement (Form S-4 No. 333-54668-99) as amended by Post-Effective Amendments on Form S-8 and Form S-3,
(3)	Registration Statement (Form S-8 No. 033-64776-99) as amended by Post-Effective Amendments on Form S-8,
(4)	Registration Statement (Form S-8 No. 333-12475-99) as amended by Post-Effective Amendments on Form S-8,
(5)	Registration Statement (Form S-8 No. 333-58211-99) as amended by Post-Effective Amendments on Form S-8,
(6)	Registration Statement (Form S-8 No. 333-58203-99) as amended by Post-Effective Amendments on Form S-8,
(7)	Registration Statement (Form S-8 No. 333-94543-99) as amended by Post-Effective Amendment on Form S-8,
(8)	Registration Statement (Form S-8 No. 333-94569-99) as amended by Post-Effective Amendment on Form S-8,
(9)	Registration Statement (Form S-8 No. 333-94551-99) as amended by Post-Effective Amendment on Form S-8,
(10)	Registration Statement (Form S-8 No. 333-75532-99) as amended by Post-Effective Amendment on Form S-8,
(11)	Registration Statement (Form S-8 No. 333-75540-99) as amended by Post-Effective Amendment on Form S-8,
(12)	Registration Statement (Form S-8 No. 333-106026-99) as amended by Post-Effective Amendment on Form S-8,
(13)	Registration Statement (Form S-8 No. 333-115456-99) as amended by Post-Effective Amendment on Form S-8,
(14)	Registration Statement (Form S-8 No. 333-130282-99) as amended by Post-Effective Amendment on Form S-8,
(15)	Registration Statement (Form S-8 No. 333-147669-99) as amended by Post-Effective Amendment on Form S-8, and
(16)	Registration Statement (Form S-3 No. 333-156379);

of our reports dated February 24, 2010, with respect to the consolidated financial statements and schedule of Transocean Ltd. and Subsidiaries and the effectiveness of internal control over financial reporting of Transocean Ltd. and Subsidiaries, included in this Annual Report (Form 10-K) for the year ended December 31, 2009.

                                                                   /s/ Ernst & Young LLP

Houston, Texas
February 24, 2010